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                                                                    Exhibit 10.5

                                                                  EXECUTION COPY
                                                                  --------------

                       THIRD AMENDMENT TO LOAN AGREEMENT


          This THIRD AMENDMENT TO LOAN AGREEMENT is made and entered into as of April 3, 1997, by and among CASTLE TOWER CORPORATION, a Delaware corporation ("CTC-Del"), CASTLE TOWER CORPORATION (PR), a Puerto Rico corporation ("CTC-PR" and, together with CTC-Del, collectively, the "Borrowers" and individually, a "Borrower"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof, and KEYBANK NATIONAL ASSOCIATION (formerly known as "Society National Bank"), as agent (the "Agent").

                                    RECITALS
                                    --------

          A. CTC-Del, CTC-PR, the Agent and the Banks entered into a Loan Agreement dated as of April 26, 1995 (as amended by the First Amendment to Loan Agreement dated as of June 26, 1996, and the Second Amendment to Loan Agreement dated as of January 17, 1997, the "Original Agreement"), pursuant to which the Banks agreed to make available to the Borrowers loans of up to $50,000,000. The Original Agreement, as amended hereby, may be referred to hereinafter as the "Loan Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

          B. The Borrowers desire to revise Section 8.5 of the Original Agreement as set forth herein. Subject to the terms and conditions of this Amendment, the Agent and the Banks have agreed to such request.


                                   AGREEMENTS
                                   ----------

          In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and the Banks agree as follows:

          1.   Amendments.  The Original Agreement shall be amended as follows:
               ----------
Section 8.5 shall be amended by deleting the figure "$50,000" in the eighth line thereof, and in its place inserting the figure "$150,000".

          2.   Representations, Warranties and Events of Default.
               -------------------------------------------------

          (a) Except as amended hereby, the terms, provisions, conditions and agreements of the Original Agreement are hereby ratified and confirmed and shall remain in full force
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and effect. Each and every representation and warranty of the Borrowers set forth in the Original Agreement, other than those which by their terms are limited to a specific date, is hereby confirmed and ratified in all material respects and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken.

               (b) The Borrowers, jointly and severally, represent and warrant that:

                   (i) No Event of Default or Possible Default now exists or will exist immediately following the execution hereof or after giving effect to the transactions contemplated hereby.

                   (ii) All necessary corporate or shareholder actions on the part of each Borrower, Holdco and each stockholder of Holdco to authorize the execution, delivery and performance of this Amendment have been taken; this Amendment has been duly and validly executed and delivered and is legally valid and binding upon each Borrower and enforceable in accordance with its terms, except to the extent that the enforceability may be limited by bankruptcy, insolvency or like laws or by general equitable principles.

                   (iii) The execution, delivery and performance of this Amendment and all actions and transactions contemplated hereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (I) any provision of the charter documents or by-laws of either Borrower, (II) any arbitration award or any order of any court or of any other governmental agency or authority, (III) any license, permit or authorization granted to either Borrower or under which either Borrower operates, or (IV) any applicable law, rule, order or regulation, indenture, agreement or other instrument to which either Borrower is a party or by which either Borrower or any of its properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, except as expressly permitted in the Loan Agreement, upon any of the properties of either Borrower.

                   (iv) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority (including, without limitation, the FCC and any other Licensing Authority) is required to be obtained by either Borrower or Holdco in connection with the execution,

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delivery or performance of this Amendment which has not already been obtained or completed.

          3.   Affirmation of the Borrowers.  The Borrowers acknowledge that the
               ----------------------------
security interests and liens granted by the Borrowers to the Agent, for the benefit of the Banks, pursuant to the Amended and Restated Subsidiary Pledge Agreement dated January 17, 1997 between CTC-Del and KeyBank National Association, as agent, the Security Agreement, the Mortgages and the other Collateral Documents remain in full force and effect and shall continue to secure all Obligations of the Borrowers.

          4.   Fees and Expenses.  As required under the Original Agreement, the
               -----------------
Borrowers, jointly and severally, will reimburse the Agent upon demand for all out-of-pocket costs, charges and expenses of the Agent (including fees and disbursements of special counsel to the Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements or documents relating hereto or required hereby.

          5.   Counterparts.  This Amendment may be executed in as many
               ------------
counterparts as may be convenient and shall become binding when each Borrower, the Agent and the Banks have executed at least one counterpart.

          6.   Governing Law.  This Amendment shall be a contract made under and
               -------------
governed by the laws of the State of Ohio, without regard to the conflicts of law provisions thereof.

          7.   Binding Effect.  This Amendment shall be binding upon and shall
               --------------
inure to the benefit of the Borrowers, the Agent and the Banks and their respective successors and assigns.

          8.   Reference to Original Agreement.  Except as amended hereby, the
               -------------------------------
Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Agreement in any Note or other Collateral Document, or other agreement, document or instrument executed and delivered pursuant to the Original Agreement, shall be deemed a reference to the Original Agreement, as amended hereby.

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          IN WITNESS WHEREOF, the parties have executed this Third Amendment to
Loan Agreement as of the date first above written.

BORROWERS:

CASTLE TOWER CORPORATION



By: /s/ JOHN L. GWYN
   ---------------------------------------
Name: John L. Gwyn
     -------------------------------------
Title: Senior Vice President - Operations
      ------------------------------------

CASTLE TOWER CORPORATION (PR)



By: /s/ JOHN L. GWYN
   ---------------------------------------
Name: John L. Gwyn
     -------------------------------------
Title: Senior Vice President - Operations
      ------------------------------------

BANKS:

KEYBANK NATIONAL ASSOCIATION



By: /s/ KENNETH J. KEELER
   ---------------------------------------
   Kenneth J. Keeler
   Vice President

WELLS FARGO BANK (TEXAS),
NATIONAL ASSOCIATION



By: /s/ BENNETT D. DOUGLAS
   ---------------------------------------
   Bennett D. Douglas
   Vice President

AGENT:

KEYBANK NATIONAL ASSOCIATION



By: /s/ KENNETH J. KEELER
   ---------------------------------------
   Kenneth J. Keeler
   Vice President


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